================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-KSB


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):May 31, 2001
                                                 ------------


                          NEW HORIZON KIDS QUEST, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


               0-27780                                 41-1719363
      ------------------------            ---------------------------------
      (Commission File Number)            (IRS Employer Identification No.)


            16355 - 36th Avenue North, Suite 700, Plymouth, MN     55446
            --------------------------------------------------   ----------
                  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:  (763) 557-1111
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

Item 5.  Other Events

                  On June 12, 2001, NEW HORIZON KIDS QUEST, INC. (the "Company") announced that it entered into a Stock Redemption Agreement with Lakes Gaming, Inc. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated June 12, 2001.


Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

         Not Applicable.

(b)      Pro forma financial information.

         Not Applicable.

(c)      Exhibits.

         99   Press Release of the Company dated June 12, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NEW HORIZON KIDS QUEST, INC.



                                       By:  /s/ William M. Dunkley
                                           -------------------------------------
                                                William M. Dunkley
                                                Chief Executive Officer



Date: June 13, 2001

                                  EXHIBIT INDEX

Number            Description
------            -----------
99                Press Release of the Company dated June 12, 2001.